Exhibit 10.1
                 INTERNATIONAL BUILDING TECHNOLOGIES, CO., LTD.

                        ASSET SALE AND PURCHASE AGREEMENT

     THIS AGREEMENT is made this 8th day of July 2007 by and between Suining Yinfa Construction and Engineering Co., Ltd., (the "Company"), a China corporation; and International Building Technologies, Co., Ltd. ("IBT" or the "Purchaser"), a Hong Kong corporation, and a wholly owned subsidiary of IBT Group, Inc., FKA, Motorsports Emporium Inc., a US publicly traded company (OTCBB:MSEM)

     WHEREAS, the Company desires to sell to the Purchaser 51% interest in certain contracts and agreements (the "Company Assets") in return for Company in order to become part of a US publicly traded company and to potentially gain certain rights to use and exploit IBT's panel building technology (the "Technology") either now or in the future.

     WHEREAS, the Purchaser desires to purchase the Assets as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1. Purchase of Assets. At the closing of this Agreement (the "Closing"), upon the basis of the covenants, warranties and representations of the Purchaser set forth in this Agreement, the Company will sell, transfer, assign, and deliver to the Purchaser 51% interest in certain contracts (the "Assets" or "Company Assets"), as set forth in Exhibit A, clear of all liens, pledges, rights of third parties and any other encumbrances, except as otherwise may be permitted hereunder.

     2. Compensation. Purchaser agrees to the following:

     (a) Note. Payment to Company in the form of a Convertible Promissory Note in the amount of $350,000 USD attached herein as Exhibit B, and briefly outlined as follows:

     3. Restrictive Legend. All shares of the Stock to be delivered hereunder shall bear a restrictive legend in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

     4. Optional Stock Purchase Agreement.

     (a) Upon signing this agreement, both Parties agree to pursue a stock purchase agreement of the Company by IBT based upon terms and conditions to be decided between the two parties and to be memorialized in subsequent documentation.

     (b) Both parties understand that such a Stock Purchase Agreement will be dependent on an obtaining reliable representation from the Company including an audit of the Company's financials according to US GAAP standards, the cost of which will be born by the Company.

     5. Management of Assets.

     (a) IBT shall provide management personnel to the Assets, including Project Management, Accounting Supervision and Controller.

     (b) All financial books and records for the Assets will be maintained by IBT.

     6. Profit Sharing.

     (a) Profits shall be shared between the Parties either on a quarterly basis or upon completion of the Contract being acquired on the following basis: IBT 51% and Company 49%.

     (b) Any potential losses will be shared between the Parties according to percentage ownership of the Assets; however, the loss share for which IBT will be responsible will be limited to no more than $100,000 USD.

     7. Reversal of Agreement. The Agreement between the Parties may be reversed and the original Convertible Promissory Note returned to each of the Parties if one of the following conditions prevails:

     (a) IBT is unable to maintain the terms and conditions of the Asset Sale and Purchase Agreement.

     (b) Company is unable to maintain the Assets or continue operations.

     (c) Company is unable to obtain approval from the local government authority for changing registration of shareholders formally in according to this agreement.

     8. Representations and Warranties of the Company. Where a representation contained in this Agreement is qualified by the phrase "to the best of the Company's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Company believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Company represents and warrants to the Purchaser as follows:

     (a) Power and Authority. The Company has full power and authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

     (b) Binding Effect. Upon execution and delivery by the Company, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Company, enforceable against the Company in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) Effect. Neither the execution and delivery of this Agreement or the Other Agreements nor full performance by the Company of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, of any contract, commitment or other obligation of the Company or the Company or necessary for the operation of the Company following the Closing or any other contract, commitment, or other obligation to which the Company or the Company is a party, or create or result in the creation of any encumbrance on any of the property of the Company. The Company is not in violation of its Articles of Incorporation, as amended, it's Bylaws, as amended, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

     (d) No Consents. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Company prior to the Closing to authorize the execution, delivery and performance by the Company of this Agreement or the Other Agreements which are listed on Schedule A.

     (e) Litigation. There is no action, suit, hearing, inquiry, review, proceeding or investigation by or before any court or governmental body pending, or threatened against or involving the Company, its affiliates or the Company or with respect to the activities of any employee or agent of the Company. Neither the Company nor the Company have received any notice of any event or occurrence which could result in any such action, suit, hearing, inquiry, review, proceeding or investigation.

     (f) Records. The books of account and minute books of the Company are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

     (g) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books of account, corporate records and minute books of the Company are complete and correct in all material respects.

     (h) The Company's Representations and Warranties True and Complete. All representations and warranties of the Company in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

     (i) No Knowledge of the Purchaser's Default. The Company has no knowledge that any of the Purchaser's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that the Purchaser is in default under any term or provision of this Agreement or the Other Agreements.

     (j) No Untrue Statements. No representation or warranty by the Company in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

     (k) Reliance. The foregoing representations and warranties are made by the Company with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

     9. Representations and Warranties of the Purchaser. Where a representation contained in this Agreement is qualified by the phrase "to the best of the Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Purchaser believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Company as follows:

     (a) Power and Authority. The Purchaser has full power and authority to execute, deliver and perform this Agreement and the Other Agreements.

     (b) Binding Effect. Upon execution and delivery by the Purchaser, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) Consents. Company has obtained consents from Customers allowing the assignment of said contract from Company to Purchaser to take place without penalty or consequence. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Purchaser prior to the Closing to authorize the execution, delivery and performance by the Purchaser of this Agreement or the Other Agreements.

     (d) The Purchaser's Representations and Warranties True and Complete. All representations and warranties of the Purchaser in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

     (e) No Knowledge of the Company's Default. The Purchaser has no knowledge that any of the Company's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that the Company is in default under any term or provision of this Agreement or the Other Agreements.

     (f) No Untrue Statements. No representation or warranty by the Purchaser in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

     (g) Reliance. The foregoing representations and warranties are made by the Purchaser with the knowledge and expectation that the Company is placing complete reliance thereon.

     10. Conditions Precedent to Obligations of the Purchaser. All obligations of the Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

     (a) Representations and Warranties True at the Closing. The representations and warranties of the Purchaser herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

     (b) Deliveries at the Closing. The Purchaser shall have delivered to the Company at the Closing all of the documents required to be delivered hereunder.

     11. Conditions Precedent to Obligations of the Company. All obligations of the Company under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

     (a) Contracts and Documents. The Company shall have delivered to the Purchaser the contracts, agreements, purchase orders and other documents evidencing the ownership and rights to the Assets described in Exhibit A attached herein.

     (b) Representations and Warranties True at Closing. The representations and warranties of the Company herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Company shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

     (c) Payment of the Compensation. The Purchaser shall have delivered the Compensation.

     12. The Nature and Survival of Representations, Covenants and Warranties. All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing.

     13. Records of the Company. For a period of five years following the Closing, the books of account and records of the Company pertaining to all periods after the Closing shall be available for inspection by the Company for use in connection with tax audits.

     14. Further Conveyances and Assurances. After the Closing, the Company and the Purchaser will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the Purchaser ownership of the Assets and to consummate the transactions contemplated hereby.

     15. Closing. The Closing of the sale and purchase contemplated hereunder shall be on or before July 31, 2007, subject to acceleration or postponement from time to time as the Company and the Purchaser may mutually agree.

     16. Deliveries at the Closing by the Company. At the Closing the Company shall deliver to the Purchaser:

     (a) Contracts, Agreements, purchase orders, rights assignments and other evidence of the Assets set forth in Exhibit A with the full consent of the Customers with whom the Assets are contracted.

     (b) Any other document which may be necessary to carry out the intent of this Agreement.

     17. Deliveries at the Closing by the Purchaser. At the Closing, the Purchaser shall deliver to the Company the following:

     (a) Compensation as set forth above.

     (b) Convertible Promissory Note in the amount of $350,000 USD attached herein as Exhibit B.

     (c) Any other document which may be necessary to carry out the intent of this Agreement.

     18. No Assignment. This Agreement shall not be assignable by any party without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     19. Brokerage. The Company and the Purchaser agree to indemnify and hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     20. Mediation and Arbitration. All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Alameda, CA. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) California law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Alameda, California, and
(c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     21. Attorney's Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party or parties that bring suit.

     22. Benefit. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto, and his respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     23. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Company, addressed to Suining Yinfa Construction and Engineering Co., Ltd. At 343 Suizhou Chong Road, Suining, Sichuan Province, 629000 PRC,, Telephone number, 825.233.7901 and Facsimile number, 825.222.2892 and if to the Purchaser, addressed to IBT Group Inc. c/o IBT Group Inc., 1151 Harbor Bay Parkway, Suite 202, Alameda CA, USA, 94502 Telephone number, 001.510.814.3778 and Facsimile number, 001.510.814.0366.

     24. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     25. Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     26. Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     27. Cumulative Rights. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     28. Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     29. Incorporation by Reference. The Attachments and Schedules to this Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     30. Controlling Agreement. In the event of any conflict between the terms of this Agreement or any of the Other Agreements or exhibits referred to herein, the terms of this Agreement shall control.

     31. Law Governing; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Alameda County, California, as well as of the Courts of the State of California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     32. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     33. Entire Agreement. This instrument and the attachments hereto contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.



                             SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, this Agreement has been executed on the date first written above

                            FOR COMPANY


                            /s/ Wang Ho
                            ----------------------------------------------------
                            Suining Yinfa Construction and Engineering Co., Ltd. Mr. Wang Hao
                            General Manager


                            Date: July 8, 2007


                            FOR: PURCHASER


                            By /s/ Kenneth Yeung
                              --------------------------------------------------
                              Kenneth Yeung, CEO
                              IBT Co., Ltd. of Hong Kong, China.


                            FOR: IBT Group, Inc., / MotorSports Emporium Inc.



                            By /s/ Kenneth Yeung
                              --------------------------------------------------
                              Kenneth Yeung,  CEO


                              Date: July 8, 2007




                              By /s/ Peter Chin
                                ------------------------------------------------
                                Peter Chin, Director

                              Date: July 8, 2007

                                   EXHIBIT A:

               Company Assets (signed contract): $50,000,000. RMB

                                ROSE BEST PROJECT


                 CONTRACTS ON UNDERTAKING CONSTRUCTION PROJECTS


                                  GF 1999-0201








Constituted By

Ministry of Construction of the People's Republic of China
State Administration For Industry & Commerce



          Printed by the Department of Construction of Sichuan Province

Agreement
The Developer:  Sichuan Juren investment Co. Ltd.
The Contractor: Suining Yinfa Construction & Engineering Co., Ltd.

According to "Contract Law of the Peoples Republic of China", "Construction Law of the Peoples Republic of China" and other relevant laws and administrative rules, keep to the principles of equality, unconstraint, equitableness and faithfulness, The developer and the contractor have came to an agreement through friendly consultation to conclude the following contract for the construction project.

1. Project Summary
Project name:     Rose Best ; Building A, B, C, and D,
Project address:  Suining Yinhe Garden Apartment
Project content:  Structures   above  +  0.00  in   according   to
                  construction documents as attached as Exhibit A.
Approval number:
Fund sourcing:    self-financing

2. Scope of works of the contract
Scope of works of the contract: Structures above + 0.00 (additional works of aluminum alloy, the lacquer of outer wall, iron balustrade will be signed with supplementary contracts)

3 Contract date:
Commencement Date:             July 28, 2007
Completion Date:               December 28, 2008
Total period of the project:   17 months

Quality level
Project quality level: Qualified

Contract Sum:
Total Contract Sum: approximately RMB50 millions
50,000,000.00
RMB50,000,000.00

composing of the contract documents
Include

1. This Contract

2. Contract special clauses

3. Contract common clauses

4. Standard and Norm Technology document

5. Construction documents and drawing sheet

Any minute, agreements or documents in writing automatically become part of this contract.

The meaning of Relevant terms in the contract, the second part this contract has defined the same meaning as "general items"

The developer promises contractor to pay in according to the terms and conditions of this contract for any amount due to the contractor.

Execution of contract

Date of signing contract June 3, 2007

Place of signing contract: Office of Suining Yinfa Construction and Engineering Co., Ltd.

Contract is effective after both parties signed and chopped


The Developer                                     The Contractor

address                                           address

Legal representative                              Legal representative

Entrusted agent                                   Entrusted agent

Telephone                                         Telephone

fax                                               fax

Bank                                              Bank

Account number                                    Account number

Post code                                         Post code

                                    EXHIBIT B

                           CONVERTIBLE PROMISSORY NOTE


$350,000.00                                                         July 8, 2007


     FOR VALUE RECEIVED MotorSports Emporium, Inc. (the "Maker"), a Nevada corporation, 1151 Harbor Bay Parkway, Suite 202, Alameda, CA, USA, 94502,
Telephone: 1-510-814-3778 and Facsimile: 1-510-814-0366 hereby promises to pay to Suining Yinfa Construction and Engineering Co., Ltd., 343 Suizhou Chong Road, Suining, Sichuan Province, 629000 PRC, Telephone: 825-233-7901 and Facsimile:
825-222-2892 or its successors and assigns (the "Payee"), at such other address as Payee shall provide in writing to the Maker for such purpose, a principal sum of Three Hundred Fifty Thousand Dollars (U.S. $350,000.00) (the "Principal Amount").

     1. Payments and Maturity. The Principal Amount hereunder shall be paid no later than July 31, 2009 (the "Maturity Date").

     2. Interest Rate. Interest shall accrue on the unpaid principal amount of this Convertible Promissory Note at the rate of 8% per annum.

     3. Other Conditions. At any time, Maker may convert this Convertible Promissory Note into preferred stock of the Maker upon mutually accepted terms and conditions and with thirty (30) days written notice to Payee.

     4. Conversion. On or about July 31, 2009, the Payee may convert all or part of the remaining principal balance, plus accrued interest, of this Convertible Promissory Note into the common stock, par value $0.001 per share, of the Company (the "Common Stock"). In the event of a conversion, the number of shares of the Common Stock to be issued shall be determined by dividing (i) the unpaid principal balance of this Convertible Promissory Note, plus any accrued interest by (ii) eighty percent (80%) of the average of the lowest five closing bid prices immediately preceding any such conversion. All such Common Stock conversions shall not exceed 4.99% of the then outstanding Common Stocks of the Company. If this Convertible Promissory Note is surrendered for conversion, it shall be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the Company duly executed by the holder of this Convertible Promissory Note. For convenience, the conversion of all or a portion, as the case may be, of the principal, plus accrued interest, of this Convertible Promissory Note into the Common Stock is hereinafter sometimes referred to as the conversion of this Convertible Promissory Note. In the event that this Convertible Promissory Note is converted in part only, upon such conversion the Company shall execute and deliver to the Payee, without service charge, a new Convertible Promissory Note or Convertible Promissory Notes, of any authorized denomination or denominations as requested by the Payee, in aggregate principal amount equal to and in exchange for the unconverted portion of the principal and accrued interest of the Convertible Promissory Note so surrendered.

     5. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right, exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annum (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

     A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary. or effected by operation of law or pursuant to any judgment, decree or order of any court. or any order, rule or regulation of any administrative or governmental body):

     (i) any default in the payment of the principal of interest on or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

     (ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary. thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

     (iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within thirty (30) days after the date on which notice of such failure or breach shall have been given.

     6. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof

     7. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

     8. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

     9. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

     10. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

     11. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

     12. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

     13. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Alameda, State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.

Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     14. Definitions. For the purposes hereof, the following terms shall have the following meanings:

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of California are authorized or required by law or other government action to close.

     "Person" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     IN WITNESS WHEREOF, the Maker has caused this Convertible Promissory Note to be duly executed and delivered as of the date first set forth above.


                    MotorSports Emporium, Inc.


                    /s/ Kenneth Yeung
                    ---------------------------------
                    Kenneth Yeung, President